Exhibit 10.116

ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT (this “Assignment”) dated AUGUST 31, 2022, is made by and among MHP PURSUITS LLC, a North Carolina limited liability company (the “Assignor”), [i] NORTHVIEW MHP LLC, a North Carolina limited liability company (“Assignee1”); [ii] TIMBERVIEW MHP LLC, a North Carolina limited liability company )“Assignee2”), and [iii] STATESVILLE MHP LLC, a North Carolina limited liability company (“Assignee3”), collectively referred to as Assignees, and provides as follows:

RECITALS

A. Pursuant to that certain Purchase and Sale of Real Property dated as of on or about MAY 17, 2022 (the “PSA”), by and among Assignor, and STATESVILLE ESTATES MHC, LLC, a North Carolina limited liability company, NORTH SIDE MHC, LLC, a South Carolina limited liability company; and TIMBER VIEW, LLC, a North Carolina limited liability company (the “Sellers” or “Seller”), Assignor agreed to purchase from Sellers certain Properties (as defined in the Purchase Agreement) from each by Seller, to wit:

(1) +/- 20.33 acres located at 116 Yellowstone Lane, Statesville, NC (“Property #1”);

(2) +/- 3.57 acres located at 388 Pleasant Grove Church Rd., Thomasville, NC (“Property #2”), and

(3) +/- 49.99 acres located at 964 Loflin Hill Rd., Trinity, NC (“Property #3).

Said Properties are more particularly described in the Purchase and Sale Agreement (“PSA”), a copy of which is attached hereto as Exhibit A, and by this reference made a part hereof.

B. Pursuant to Section 15 of the PSA, Assignor desires to assign to Assignees, and Assignees desire to assume from Assignor, as more particularly described below, Assignor’s rights and obligations pursuant to the Purchase Agreement relating to the Property only.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Assignor and Assignee agree as follows:

1. Capitalized Terms. Capitalized terms used herein, unless otherwise defined in this Assignment, shall have the same meanings as those given in the Purchase Agreement.

2. Assignment. Assignor hereby transfers, assigns and conveys to Assignees all of Assignor’s right, title and interest as follows: Property #1 to Statesville MHP LLC; Property #2 only to Northview MHP LLC; and Property #3 to Timberview MHP LLC, under the Purchase Agreement, including, but not limited to, the Earnest Money associated with the Property, and delegates to Assignees all of its duties and obligations and liabilities as they relate to the Property identified in the PSA and assigned to each Assignee herein.

3. Assumption and Acceptance. Assignees hereby accept the assignments as aforesaid, and assume and agree to perform the duties, obligations and liabilities of Assignor under the Purchase Agreement as set forth therein assumed by Assignees pursuant to this Assignment.

4. Entire Agreement. This Assignment embodies the entire agreement of Assignor, and Assignees with respect to the subject matter of this Assignment and it supersedes any prior agreements, whether written or oral, with respect to the subject matter of this Assignment. This Assignment may be modified only by a written instrument duly executed by Assignor and Assignees.

5. Binding Effect. The terms and provisions of this Assignment will inure to the benefit of, and will be binding upon, the heirs, executors, personal representatives, successors and assigns of Assignor and Assignees.

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SIGNATURE PAGE TO ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

IN WITNESS WHEREOF, and intending to be legally bound hereby, Assignor and Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR:

MHP PURSUITS LLC,
a North Carolina limited liability company

By:	/s/ Adam Martin
Name:	Adam Martin
Its:	CIO

ASSIGNEES:

STATESVILLE MHP LLC,		NORTH SIDE MHP LLC,
a North Carolina limited liability company		a North Carolina limited liability company

By:	Manufactured Housing Properties Inc.,	By:	Manufactured Housing Properties Inc.,
	a Nevada corporation	a Nevada corporation

By:	/s/ Adam Martin	By:	/s/ Adam Martin
Name:	Adam Martin	Name:	Adam Martin
Title:	CIO	Title:	CIO

TIMBERVIEW MHP LLC,
a North Carolina limited liability company

By:	Manufactured Housing Properties Inc.,
a Nevada corporation

By:	/s/ Adam Martin
Name:	Adam Martin
Title:	CIO

EXHIBIT A

PURCHASE AND SALE AGREEMENT

[attached as separate exhibit]